ADVISOR MANAGED PORTFOLIOS

Arch Indices VOI Absolute Income ETF (VWI)
(the “Fund”)

June 21, 2024

Supplement to the Fund’s Prospectus
dated October 3, 2023

The following supplements the information under the heading “Principal Investment Strategies” in the summary section of the Prospectus.
Once included in the Index's eligible universe of U.S. listed equity securities, a security is not excluded from the eligible universe, or the Index, because it no longer meets the initial inclusion requirements. Therefore, the Index may be comprised of securities that no longer meet the initial minimum requirements relating to market capitalization, average trading volume, dividends, and trailing yield. The Index was constructed using market data that begins in May 2014. Once an equity security is included in the eligible universe, it is not removed unless there is a corporate event that would necessitate its removal (for example, bankruptcy, merger, or dissolution). The universe of eligible securities may expand at every rebalance date to reflect new additions that meet the criteria and currently has approximately 620 available equity securities.

Please retain this supplement with your Prospectus for future reference.